NASDAQ: OCFC 1
OceanFirst
OceanFirst
Financial Corp.
Financial Corp.
John
John
R.
R.
Garbarino
Garbarino
-
-
Chairman,
Chairman,
CEO
CEO
Michael
Michael
J.
J.
Fitzpatrick
Fitzpatrick
-
-
Executive
Executive
Vice
Vice
President,
President,
CFO
CFO
STERNE AGEE
STERNE AGEE
FINANCIAL INSTITUTION INVESTOR CONFERENCE
FINANCIAL INSTITUTION INVESTOR CONFERENCE
FEBRUARY 2011
FEBRUARY 2011
Exhibit 99.1

NASDAQ: OCFC 2
OceanFirst
OceanFirst
Financial Corp.
Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the
Private Securities Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-
looking statements are generally identified by use of the words “believe”, “expect”,
“intend”, “anticipate”, “estimate”, “project”, “will”, “should”, “may”, “view”, “opportunity”,
“potential”, “confident” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and the Board of Governors of the
Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and should be considered in evaluating forward-
looking statements and undue reliance should not be placed on such statements. The
Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC 3
Our 108-Year History
Our 108-Year History
Founded in Point Pleasant, NJ, in 1902, OceanFirst has
grown from a small one-town savings and loan to a full-service community bank serving the Jersey shore.
Completed a follow-on common stock offering in November 2009 with part of the $54.2 million proceeds used on December 30 to redeem the Preferred Stock investment made by the U.S. Treasury.
OceanFirst went public in 1996 and since then has been successful as a public company generating value for our shareholders.

NASDAQ: OCFC 4
#
#
#
#
#
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
! (
Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
Community Bank serving the
Jersey Shore - $2.3 billion in
assets and 23 branch offices
Market Cap $259.0 million (as of
February 11, 2011)
Core deposit funded – 82.9% of
total deposits
Locally originated loan portfolio
with no brokered loans
Residential and commercial
mortgages
Consumer equity loans and
lines
C&I loans and lines
Corporate Profile
Corporate Profile
Philadelphia
New York
Note:  See Appendix 1 for Market Demographic information.

NASDAQ: OCFC 5
Experienced Executive Management Team
Experienced Executive Management Team
Insider ownership of 28.0% is substantial – aligned with shareholders
OceanFirst Bank ESOP 10.5%
OceanFirst Foundation 7.4%
Directors & Senior Executive Officers 10.1% (CEO 4.9%)
As of the March 9, 2010 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 39 39
Vito R. Nardelli President, Chief Operating Officer 36 6
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 29 18

NASDAQ: OCFC 6
Our Strategy
Our Strategy
Positioned as the leading Community Bank alternative in attractive
Central Jersey Shore market – growing revenue and creating
additional value for our shareholders
Offering a full range of consumer and commercial banking products generating diversified income streams
Guarding credit quality in ALL business cycles
Transitioning the balance sheet with emphasis on core deposit funding and commercial lending growth
Ready for in-market roll-up opportunities presented by smaller,
“regulatory fatigued” competitors

NASDAQ: OCFC 7
Highlights –2010
Highlights –2010
Record $20.4 million of net income for 2010
Total revenue (i.e., net interest income and total other income) of
$92.4 million for 2010 also set a record for the Company, an increase of 14.0% over 2009
Diluted earnings per share year-over-year increased 14.3% to
$1.12. Return on average stockholders’ equity was 10.6% for 2010
Core deposits (i.e., all deposits excluding time deposits) increased
31.1%, $326.8 million for the year, and now comprise 82.9% of total deposits
Strong capital position, tangible common equity of 8.9% of assets

NASDAQ: OCFC 8
Increasing Primary Market Deposit Share
Increasing Primary Market Deposit Share
June 30, 2010
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 Hudson City Bancorp Inc. (NJ) 13 2,773,130 21.66
2 Wells Fargo & Co. (CA) 27 1,810,777 14.14
3 TD Bank National Association (Canada) 20 1,776,218 13.87
4 OceanFirst Financial Corp. (NJ) 18 1,282,436 10.02
5 Banco Santander S.A. (Spain) 25 1,254,237 9.80
6 Bank of America Corp. (NC) 23 1,234,572 9.64
7 Investors Bancorp Inc. (MHC) (NJ) 7 637,788 4.98
8 PNC Financial Services Group (PA) 12 420,227 3.28
9 Sun Bancorp Inc. (NJ) 6 235,558 1.84
10 Manasquan Savings Bank (NJ) 3 225,540 1.76
Total For Institutions In Market 191 12,803,921
Source:  FDIC
Moving from 6
th
to 4
th
in Last Year

NASDAQ: OCFC 9
Interest
Bearing
Demand
Deposits,
28.2%
Non-Interest
Bearing
Demand
Deposits,
8.9%
Jumbo Time
Deposits(1),
8.1%
Retail Time
Deposits,
27.7%
MMDA &
Savings,
27.1%
Deposit Composition Transition
Deposit Composition Transition
Interest
Bearing
Demand
Deposits,
7.6%
Non-Interest
Bearing
Demand
Deposits,
0.7%
Jumbo Time
Deposits(1),
4.7%
Retail Time
Deposits,
61.4%
MMDA &
Savings,
25.6%
Interest
Bearing
Demand
Deposits,
55.3%
Non-Interest
Bearing
Demand
Deposits,
7.6%
Jumbo Time
Deposits(1),
4.3%
Retail Time
Deposits,
12.8%
MMDA &
Savings,
20.0%
(1) Jumbo CDs have a balance of $100,000 or greater.
December 31, 2005
December 31, 2010
December 31, 1996

NASDAQ: OCFC 10
Commercial
R.E., 25.8%
Residential
R.E., 56.6%
Commercial
& Industrial,
4.6%
Construction
R.E., 0.8%
Consumer &
Other(1),
12.2%
Loan Composition Transition
Loan Composition Transition
Commercial
R.E., 3.2%
Residential
R.E., 89.6%
Commercial
& Industrial,
0.4%
Construction
R.E., 1.1%
Consumer &
Other(1),
5.7%
Commercial
R.E., 16.5%
Residential
R.E., 69.8%
Commercial
& Industrial,
3.8%
Construction
R.E., 1.3%
Consumer &
Other(1),
8.6%
(1) Consumer and other loans primarily consist of home equity lines and loans.
Note: See Appendix 2 for specific portfolio metrics and commercial portfolio segmentation.
December 31, 2005
December 31, 2010
December 31, 1996

NASDAQ: OCFC 11
NPL’s in a Diversified Portfolio
NPL’s in a Diversified Portfolio
Non-performing loan (“NPL”).
Data as of December 31.
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2008 2009 2010
One-to-Four Family Consumer
Commercial Real Estate and Construction Commercial
Stable Commercial Credit Quality

NASDAQ: OCFC 12
Provision for Loan Losses Exceed Charge-Offs
Provision for Loan Losses Exceed Charge-Offs
Building ALLL
$0
$2,000
$4,000
$6,000
$8,000
$10,000
12/31/08 12/31/09 12/31/10
Net Charge-Offs Provision for Loan Losses
Year-Ended

NASDAQ: OCFC 13
Quarterly Residential Delinquency Trends
Quarterly Residential Delinquency Trends
OceanFirst Well Below Benchmarks
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
2008 2009 2010
OCFC All Mortgage Loans MBA NJ Mortgage Loans MBA NJ Conventional (Prime) Mortgage Loans

NASDAQ: OCFC 14 Net Interest Margin Net Interest Margin Expansion has Run its Course – for Now 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2008 2009 2010

NASDAQ: OCFC 15
Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
2008 2009 2010
Deposit Fees Gain on Sale of Loans
Merchant Services Investment Services
Trust BOLI
Other
70 bps. of 2010 Average Assets

NASDAQ: OCFC 16 Delivering Double-Digit Return on Equity Delivering Double-Digit Return on Equity 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2008 2009 2010

NASDAQ: OCFC 17
Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Business Plan targets growth within existing footprint – increasing market share
Twelve new branches since 2000 have performed well – still
present room for growth
Non-interest income streams have been diversified – offering significant growth – more important as margin expansion struggles in the near term
Opportunistic roll-up of smaller community banks in market
Financial performance to Plan earns OceanFirst the right to remain independent

NASDAQ: OCFC 18
¹ Peers include: ALNC, CNBC, DCOM, FFIC, HUVL, LBAI, PBNY, PGC, SMTB, STBC, STL, SUBK, and TRST
Note: Financial data for the period ended December 31, 2010.  Share price as of February 11, 2011.
Source:  Sandler O’Neill.
Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers¹
Valuation
Price / Tang. Book Value 129% 152%
Price / LQA EPS 10.8x 13.4x
Price / Estimated EPS 12.4x 13.2x
Cash Dividend Yield 3.49% 2.81%

NASDAQ: OCFC 19
Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Experienced management team with substantial insider ownership –
aligned with shareholders
Increasing deposit market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base
Attractive current valuation

NASDAQ: OCFC 20 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC 21
Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 18 4 1
% of OceanFirst Deposits 83.3 13.4 3.3
Market Rank 4 17 34
Market Share (%) 10.0 1.1 0.2
Population 578,728 649,429 794,605
Projected 2010-2015
Population Growth (%)
4.0 2.0 1.8 1.2 3.8
Median Household Income ($) 60,936 82,974 78,561 72,519 54,442
Projected 2010-2015 Median
Household Income Growth (%)
15.5 14.3 17.5 14.7 12.4
Deposit data as of June 30, 2010.
Demographic data as of June 30, 2010.
Source:  SNL Financial

NASDAQ: OCFC 22
One-to-Four Family Loans
Average size of mortgage loans $186,000
Interest-only loans - Amount $80.1 million
         - Percent of total one-to-four family loans 8.4%
Stated income loans - Amount $62.7 million
            - Percent of total one-to-four family loans 6.6%
Portfolio weighted average loan-to-value ratio (using original appraisal) 58%
Weighted average loan-to-value ratio of loans originated for the year ended December 31, 2009 62%
Weighted average loan-to-value ratio of loans originated for the year ended December 31, 2010 60%
Average FICO score  746
Average FICO score of loans originated for the year ended December 31, 2009 756
Average FICO score of loans originated for the year ended December 31, 2010 764
Percent of jumbo loans at origination 45.7%
Percent of loans outside the New York/New Jersey market 6.1%
Percent of loans for second homes 7.5%
APPENDIX 2
Residential Portfolio Metrics
Residential Portfolio Metrics
As of December 31, 2010, unless otherwise noted.

NASDAQ: OCFC 23
Commercial Real Estate
Average size of commercial real estate loans $711,000
Largest commercial real estate loan $13.6 million
Commercial Loans
Average size of commercial loan $277,000
Largest commercial loan $16.5 million
APPENDIX 2
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of December 31, 2010.

NASDAQ: OCFC 24
Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Construction, 8.2%
Retail Trade, 4.3%
Miscellaneous, 11.6%
Healthcare, 6.3%
Accommodations/
Food Services, 6.6%
Wholesale Trade,
7.2%
Arts/Entertainment/
Recreation, 9.1%
Manufacturing, 5.4%
Real Estate
Investment, 32.6%
Educational Services,
4.1%
Other Services, 4.6%
Total Commercial Loan Exposure
by Industry Concentration
Real Estate Investment by
Property Concentration
Office, 31.3%
Multi-Family, 8.5%
Land, 4.7%
Commercial
Development, 4.1%
Residential
Development, 8.0%
Miscellaneous, 10.9%
Retail Store, 6.5%
Industrial/
Warehouse, 14.7%
Shopping Center, 11.3%
As of December 31, 2010.
APPENDIX 2
(Cont’d)